Exhibit 32.1

CERTIFICATION
FURNISHED PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES OXLEY ACT OF 2002

In connection with the Quarterly Report of Rockies Region 2007 Limited Partnership (the “Registrant”) on Form 10-Q for the period ended September 30, 2018, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Barton Brookman	November 14, 2018
Barton Brookman
President and Chief Executive Officer
PDC Energy, Inc.
Managing General Partner

/s/ R. Scott Meyers	November 14, 2018
R. Scott Meyers
Senior Vice President and Chief Financial Officer
PDC Energy, Inc.
Managing General Partner